Exhibit 99.4

THE FIRST MARBLEHEAD CORPORATION

Non-Statutory Stock Option Agreement

1.                                       Grant of Option.

This agreement evidences the grant by The First Marblehead Corporation, a Delaware corporation (the “Company”), on August 18, 2008 (the “Grant Date”) to Daniel Maxwell Meyers, an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein, a total of 2,000,000 shares (the “Shares”) of common stock, $.01 par value per share, of the Company (“Common Stock”) at $6.00 per Share (the “Exercise Price”).  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern Time, on August 17, 2018 (the “Final Exercise Date”).  For purposes of this Agreement, the “Vesting Commencement Date” shall be August 18, 2008.

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

This option is not granted under the Company’s 2003 Stock Incentive Plan, as amended, or any other stockholder approved stock incentive plan of the Company.

2.                                       Vesting Schedule.

(a)                                  Option Exercise Schedule.

(i)                                     Except as provided in paragraph 2(a)(ii) below, this option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date and as to an additional 25% of the original number of Shares on each successive anniversary following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.

(ii)                                  Notwithstanding the provisions of paragraph 2(a)(i) above, this option will vest and become fully exercisable prior to the fourth anniversary of the Vesting Commencement Date upon the occurrence of any of the following:

(x)                                   in the event that the closing sale price of the Common Stock on the New York Stock Exchange (or such other national securities exchange on which the Common Stock is then traded) is at least 150% of the Exercise Price for a period of five consecutive trading days (assuming the trading on such day is not less than 90% of the average daily trading volume for the three months prior to such five-day period);

(y)                                 in the event the Participant dies or becomes Disabled.  For purposes of this Agreement, “Disabled” shall mean the Participant is unable to perform the essential functions of the Participant’s then existing position or positions with the Company with or without reasonable accommodation for a period of 180 days (which need not be consecutive) in any 12-month period.  If any question shall arise as to whether during any period the Participant is Disabled so as to be unable to perform the essential functions of the Participant’s then existing position or positions with or without reasonable accommodation, the Participant may submit to the Company a certification in reasonable detail by a physician mutually acceptable to the Participant or the Participant’s guardian, on the one hand, and the Company, on the other, as to whether the Participant is so Disabled or how long such disability is expected to continue, and such certification shall for the purposes of this agreement be conclusive of the issue; or

(z)                                   In the event the Participant’s employment is terminated by the Company without “Cause” (as defined below) or the Participant terminates his employment for “Good Reason” (as defined below) and the Participant enters into a binding general release of claims in favor of the Company, other than claims with respect to Termination Payments (as defined below).

“Cause” shall mean:  (i) the willful failure by the Participant to perform his duties under the Employment Agreement which has continued for more than 30 days following written notice of such non-performance from the Board and which failure to perform has had a materially adverse effect on the financial condition of the Company, (ii) any act of dishonesty, intentional fraud or willful misconduct on the part of the Participant in the performance of his duties hereunder, or (iii) the Participant’s conviction of a felony involving moral turpitude.  For purposes of clause (i) hereof, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant without reasonable belief that the Participant’s act or failure to act, was in the best interest of the Company.  A determination of Cause shall only be made at a meeting of the Board called and held for such purpose if the Board (acting by majority vote of those voting) determines in good faith that the Executive is guilty of conduct that constitutes Cause as defined herein.

“Good Reason” shall mean that the Participant has complied with the “Good Reason Process” (hereinafter defined) following the occurrence of any of the following events:  (i) a material diminution in the Participant’s responsibilities, authority or duties; (ii) a material diminution in the Participant’s Base Salary without the Participant’s prior written consent; (iii) a material change in the geographic location at which the Participant provides services to the Company without the Participant’s prior written consent; or (iv) the material breach of this Agreement by the Company.  “Good Reason Process” shall mean that (i) the Participant reasonably determines in good faith that a “Good Reason” condition has occurred; (ii) the Participant notifies the Company in writing of the occurrence of the Good Reason condition within 60 days of the occurrence of such condition; (iii) the Participant cooperates in good faith with the Company’s efforts, for a period of 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist; and (v) the Participant terminates his employment within 60 days after the end of the Cure Period.  If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.

“Termination Payments” shall mean any payments or benefits to which the Participant is otherwise entitled under the terms of any employment agreement, indemnification agreement, equity or bonus agreement with, or benefit plan of, the Company pursuant to the terms thereof.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof.

(b)                                 Early Exercise Alternative.  Notwithstanding the exercisability schedule set forth in paragraph 2(a), the Participant may beginning 90 days after the Date of Grant elect to exercise this option as to the unvested Shares (in addition to the vested Shares) if simultaneously with such exercise the Participant enters into a Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”).  The Stock Restriction Agreement provides for a vesting schedule comparable to that set forth in this Section 2 and provides, among other things, that the unvested Shares shall be subject to a right of repurchase in favor of the Company in the event that the Participant’s employment by the Company is terminated by the Company for Cause or by the Participant without Good Reason.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in paragraph 3(b) below.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 Payment Upon Exercise.  Common Stock purchased upon the exercise of this option shall be paid for as follows:

(i)                                     in cash or by check, payable to the order of the Company;

(ii)                                  to the extent permitted by applicable law, by (x) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the Exercise Price and any required tax withholding or (y) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the Exercise Price and any required tax withholding;

(iii)                               to the extent approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair

Market Value”), provided (x) such method of payment is then permitted under applicable law, (y) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (z) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iv)                              to the extent permitted by applicable law and approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(v)                                 by any combination of the above permitted forms of payment.

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”) for any reason, then, except as provided in paragraphs 3(d), (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes Disabled prior to the Final Exercise Date while he is an Eligible Participant and the Company has not terminated such relationship for “Cause” as specified in paragraph 3(f) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such discharge.

(f)                                    Termination by Company without Cause or by Participant for Good Reason.  In the event the Participant’s employment is terminated by the Company without Cause or the Participant terminates his employment for Good Reason and the Participant enters into a binding general release of claims in favor of the Company (other than any claims with respect to Termination Payments), this option shall be exercisable until the Final Expiration Date.

4.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.                                       Adjustments for Changes in Common Stock and Certain Other Events.

(a)                                  Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the number and class of securities and exercise price per share of this option shall be equitably adjusted by the Company (or substituted awards may be made, if applicable) in the manner determined by the Board.  Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and if the Participant exercises this option (in whole or in part) between the record date and the distribution date for such stock dividend, he shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)                                 Reorganization Events.

(i)                                     “Reorganization Event” shall mean:  (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property.

(ii)                                  In connection with a Reorganization Event, this option shall be assumed, or a substantially equivalent option shall be substituted, by the acquiring or succeeding corporation or other entity, or an affiliate thereof that, directly or indirectly, owns and controls 100% of the equity interests in such acquiring or succeeding corporation or other entity (any of the foregoing, a “Successor”).  This option shall be considered assumed if, following consummation of the Reorganization Event, this option confers the right to purchase at the Exercise Price, for each share of Common Stock subject to this option immediately prior to the consummation of the Reorganization Event, the consideration received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event; provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of a Successor (or equivalent equity interests in any Successor that is not a corporation), the consideration to be received upon the exercise of this option shall consist solely of common stock of a Successor (or equivalent equity interests in any Successor that is not a corporation) equivalent in value (as determined by the Board in good faith) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.  For purposes of this Section 6(b)(ii), “affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

(iii)                               “Roll-In Transaction” shall mean any transaction, series of transactions or other arrangement pursuant to which two or more holders of more than 1% but less than all of the issued and outstanding Common Stock (assuming for these purposes the conversion of any securities convertible into Common Stock) or other equity interests of the Company agree or are allowed to exchange or contribute their existing equity (“Participating Holders”) and in consideration of such exchange or contribution continue, directly or indirectly through any holding company or other affiliate, as an equity owner in the Company or its successor in the Reorganization Transaction.  For purposes of the definition of Roll-In Transaction in this Section 6(b)(iii), each holder and any “affiliates” thereof (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, but which term shall also include with respect to any individual holder any trust or similar entity for the benefit of any spouse or lineal descendant of such individual) shall be considered as a single holder.

(iv)                              With respect to any Reorganization Event in connection with which there is no “Roll-In Transaction”: (A) the Participant shall not be entitled to any equitable relief with respect to any actual or threatened breach or violation of the obligations set forth in Section 6(b)(ii) (a “Section 6(b)(ii) Breach”) (including, without limitation, (x) specific performance of such obligations, or (y) an order or injunction requiring or seeking the rescission of, modification of, or prevention of the entry into or consummation of, a Reorganization Event or seeking to prevent any Section 6(b)(ii) Breach, and (B) the Participant hereby relinquishes and expressly waives any right to seek or obtain any such equitable relief and hereby expressly acknowledges that his sole remedy for any Section 6(b)(ii) Breach shall be money damages, but such money damages shall nonetheless be calculated solely for the purposes of such calculation as if the Participant was entitled to specific performance of the obligations contained herein, taking into account (by way of example and without limitation) any negative tax impact to the Participant of a payment of money damages as compared to such assumed specific performance, and no such calculation shall be deemed speculative.

(v)                                 Notwithstanding any other provision herein, with respect to any Reorganization Event in connection with which there is a Roll-In Transaction, provided that the Participant, as a condition to the assumption or substitution of this option, enters into any shareholder, stock transfer restriction, put or call, voting or similar agreement that all Participating Holders execute in connection with such Roll-In Transaction with respect to the consideration to be received by the Participant upon the exercise of this option as so assumed or substituted pursuant to Section 6(b)(ii), the parties expressly acknowledge and agree that monetary damages would not be an adequate remedy for a Section 6(b)(ii) Breach and that the Participant shall be entitled to specific performance of the obligation to have this option assumed or substituted as set forth in Section 6(b)(ii); provided, however, that the Participant shall nonetheless not be entitled to an order or injunction requiring or seeking the rescission of, modification of, or prevention of the entry into or consummation of, such Roll-In Transaction or seeking to prevent any Section 6(b)(ii) Breach and the Participant hereby relinquishes and expressly waives any right to seek or obtain any such order or injunction.

(vi)                              Nothing contained in this agreement shall in any way modify any of the Participant’s rights or remedies as a holder of Common Stock of the Company, nor shall the Participant’s exercise of such rights or remedies solely in his capacity as a holder of Common Stock be deemed a breach or violation of this agreement.

7.                                       Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to this agreement until (a) all conditions of this option have been met or removed to the satisfaction of the Company, (b) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

8.                                       Miscellaneous.

(a)                                  No Right To Employment or Other Status.  The grant of this option shall not be construed as giving the Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with the Participant free from any liability or claim under this option, except as expressly provided herein.

(b)                                 No Rights As Stockholder.  The Participant or designated beneficiary shall have no rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this option until becoming the record holder of such shares.

(c)                                  Governing Law.  The provisions of this agreement shall be governed by and interpreted in accordance with the laws of State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

(d)                                 Severability.  The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, and each other provision of this agreement shall be severable and enforceable to the extent permitted by law.

(e)                                  Entire Agreement.  This agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this agreement.

(f)                                    Amendment.  This agreement may be amended or modified only by a written instrument executed by both the Company and the employee.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

THE FIRST MARBLEHEAD CORPORATION

Dated:	, 2008	By:

			Name:	William R. Berkley
			Title:	Lead Director

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

PARTICIPANT:

Address: